UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                               FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

                             January 24, 2007
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               Date of Report (date of earliest event reported)


                      TECH/OPS SEVCON, INC.
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      (Exact name of registrant as specified in its charter)


          Delaware                  1-9789             04-2985631
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(State or other jurisdiction of    Commission      (I.R.S. Employer
 incorporation or organization)    File Number     Identification No.)

           155 Northboro Road Southborough, MA 01772
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        (Address of principal executive offices and zip code)

                            (508) 281-5510
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         (Registrant's telephone number, including area code:)


       ------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

This amended 8-K/A replaces in its entirety the 8-K filed on January 24, 2007

Item 2.02.   Results of Operations and Financial Condition

On January 23 ,2007 the Registrant issued a press release announcing earnings for the first fiscal quarter ended December 30, 2006. A copy of such press release is attached hereto as Exhibit 99 and is incorporated by reference herein in its entirety.

 Item 9.01. Financial Statements and Exhibits.

(a) 	Exhibit

99.1	Press release issued by the registrant on January 23, 2007 is furnished herewith.


                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Tech/Ops Sevcon, Inc.,  Registrant
             /s/ Raymond J. Thibault Jr.
                                            Raymond J. Thibault Jr.
                                            Assistant Treasurer